Exhibit B

JOINT FILING AGREEMENT

The undersigned hereby agree that Amendment No. 1, dated November 23, 2016 (“Amendment No. 1”), to the Schedule 13D previously filed on November 15, 2013 (the “Original Schedule 13d”) with respect to the ordinary shares, par value $1.00 per share, of Enstar Group Limited, a Bermuda company, is, and any subsequent amendments to the Original Schedule 13D executed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k)(1) under the Securities and Exchange Act of 1934, as amended, and this Agreement shall be included as an Exhibit to Amendment No. 1 and each such subsequent amendment to the Original Schedule 13D. Each of the undersigned agrees to be responsible for the timely filing of any subsequent amendments to the Original Schedule 13D, and for the completeness and accuracy of the information concerning itself contained therein. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement as of the 23rd day of November, 2016.

[remainder intentionally blank]

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Date: November 23, 2016	TRIDENT V, L.P.

	By:	Trident Capital V, L.P., its sole general partner
	By:	DW Trident V, LLC, a general partner

	By:	/s/ David J. Wermuth
	Name:	David J. Wermuth
	Title:	Member

TRIDENT CAPITAL V, L.P.

	By:	DW Trident V, LLC, a general partner

	By:	/s/ David J. Wermuth
	Name:	David J. Wermuth
	Title:	Member

STONE POINT CAPITAL LLC

	By:	/s/ David J. Wermuth
	Name:	David J. Wermuth
	Title:	General Counsel

TRIDENT V PROFESSIONALS FUND, L.P.

	By:	Stone Point GP Ltd., its sole general partner

	By:	/s/ David J. Wermuth
	Name:	David J. Wermuth
	Title:	Secretary

TRIDENT V PARALLEL FUND, L.P.

	By:	Trident Capital V-PF, L.P., its sole general partner
	By:	DW Trident V, LLC, a general partner

	By:	/s/ David J. Wermuth
	Name:	David J. Wermuth
	Title:	Member

TRIDENT PUBLIC EQUITY LP

	By:	Trident Public Equity GP LLC, its general partner

	By:	/s/ Andrew R. Reutter
	Name:	Andrew R. Reutter
	Title:	Vice-President

TRIDENT PUBLIC EQUITY GP LLC

	By:	/s/ Andrew R. Reutter
	Name:	Andrew R. Reutter
	Title:	Vice-President

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